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                                                                    EXHIBIT 99.1


                                    (GRAPHIC)

                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

      This ACCOUNTS RECEIVABLE FINANCING AGREEMENT (the "AGREEMENT"), dated as of the Effective Date is between Silicon Valley Bank, Specialty Finance Division of ("BANK"), and LOUDEYE CORP., a Delaware corporation whose address is at 1130 Rainier Avenue South, Seattle, WA 98144 and with a FAX number of (206) 852-4001 ("LOUDEYE") and VIDIPAX, INC., a New York corporation with an address at 450 West 34th Street, 4th Floor, New York, NY ("VIDIPAX" and together with Loudeye, "BORROWER").

1.    DEFINITIONS. In this Agreement:

      "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

      "ACCOUNT DEBTOR" is defined in the California Uniform Commercial Code and shall include any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker's acceptance.

      "ADJUSTMENTS" are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

      "ADVANCE" is defined in SECTION 2.2.

      "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday, or a day on which the Bank is closed.

      "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "CODE" is the California Uniform Commercial Code.

      "COLLATERAL" has the meaning set forth on EXHIBIT A.

      "COLLATERAL HANDLING FEE" is defined in SECTION 3.5.

      "COLLECTIONS" are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.

      "COMPLIANCE CERTIFICATE" is attached as EXHIBIT B.

      "DEFERRED MAINTENANCE REVENUE" is all amounts received in advance of performance under maintenance contract and not yet recognized as revenue.

      "EARLY TERMINATION FEE" is defined in SECTION 3.6.

      "EFFECTIVE DATE" is the date in which Bank executes this Agreement.
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      "EMI CONTRACT" shall refer to the Borrower's on-going business relationship with EMI Recorded Music Holdings.

      "EVENT OF DEFAULT" is defined in SECTION 9.

      "FACILITY" is an extension of credit by Bank to Borrower in order to finance receivables with an aggregate Account Balance not exceeding the Facility Amount.

      "FACILITY AMOUNT" is $3,125,000.00.

      "FACILITY FEE" is defined in SECTION 3.4.

      "FACILITY PERIOD" is the period beginning on this date and continuing until June 27, 2004, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower under SECTION 3.6.

      "FINANCE CHARGES" is defined in SECTION 3.2.

      "FINANCED RECEIVABLES" are all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds, (collectively "RECEIVABLES"), which Bank finances and make an Advance. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been finally paid.

      "FINANCED RECEIVABLE BALANCE" is the total outstanding amount, at any time, of all Financed Receivables.

      "GOOD FAITH DEPOSIT" is described in SECTION 3.9.

      "GUARANTOR" means any guarantor of the Obligations.

      "INELIGIBLE RECEIVABLE" is any accounts receivable:

            (a)   that is unpaid (90) calendar days after the invoice date; or

            (b) that results from the EMI Contract following the Initial Advance Period; or

            (c) that is owed by an Account Debtor that has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or Insolvency Proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as they become due; or

            (d) for which there has been any breach of warranty or representation in Section 6 or any breach of any covenant in this Agreement; or

            (e) for which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment.

      "INITIAL ADVANCE PERIOD" shall refer to the period beginning as of the Effective Date of this Agreement and ending on July 7, 2003.

      "INITIAL ADVANCE PERCENTAGE" shall mean 85% of the Borrower's gross receivables, net of deferred revenue and offsets related to each specific Account Debtor.

      "INITIAL ADVANCE RATE" is a rate per annum equal to greater of (i) the Prime Rate plus one and one-half percentage points (1.5%) and (ii) five percentage points (5%).

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      "INSOLVENCY PROCEEDING" are proceedings by or against any person under the
United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "INVOICE TRANSMITTAL" shows accounts receivable which Bank may finance and, for each receivable, includes the Account Debtor's, name, address, invoice amount, invoice date and invoice number and is signed by Borrower's authorized representative.

      "LOAN DOCUMENTS" means this Agreement and all other agreements entered into between the Borrower and the Bank or any affiliate or vendor of the Bank.

      "LOCKBOX" is described in SECTION 6.3.

      "OBLIGATIONS" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, Finance Charges, Collateral Handling Fees, interest, fees, expenses, professional fees and attorneys' fees or other.

      "ON-GOING ADVANCE RATE" is a rate per annum equal to greater of (i) the Prime Rate plus one and three-quarters percentage points (1.75%) and (ii) five and three quarters percentage points (5.75%).

      "ON-GOING ADVANCE PERCENTAGE" shall mean 80% of the Borrower's gross receivables, net of deferred revenue and offsets related to each specific Account Debtor.

      "PERMITTED LIENS" are

      (A) Liens existing on the Closing Date or arising under this Agreement or other Loan Documents;

      (B) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its books, if they have no priority over any of Bank's security interests;

      (C) Purchase money liens (i) on equipment acquired or held by Borrower incurred for financing the acquisition of the equipment, or (ii) existing on equipment when acquired if the lien is confined to the property and improvements and proceeds of the equipment;

      (D) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

      (E) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

      (F) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default; and

      (G) Liens subordinated to the Bank's lien granted hereunder pursuant to a subordination agreement acceptable to Bank in all respects.

      "PERMITTED INDEBTEDNESS" is

      (A) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

      (B) Indebtedness existing on the Closing Date and shown on SCHEDULE
6.2(e);


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      (C) Subordinated Debt from Ten TV Holdings Corp.;

      (D) Indebtedness to trade creditors incurred in the ordinary course of business;

      (E) Indebtedness secured by Permitted Liens;

      (F) Other Indebtedness not otherwise permitted hereunder not exceeding $50,000 in the aggregate outstanding at any time; and

      (G) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

      "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

      "RECONCILIATION DAY" is the last calendar day of each month.

      "RECONCILIATION PERIOD" is each calendar month.

      "SUBSIDIARY" and "SUBSIDIARIES" shall mean, respectively, each and all such corporations, partnerships, limited partnerships, limited liability companies, limited liability partnerships or other entities of which or in which the Borrower owns directly or indirectly fifty percent (50.00%) or more of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such entity if a corporation, (ii) the management authority and capital interest or profits interest of such entity, if a partnership, limited partnership, limited liability company, limited liability partnership, joint venture or similar entity, or (iii) the beneficial interest of such entity, if a trust, association or other unincorporated organization.

2.    FINANCING OF ACCOUNTS RECEIVABLE.

      2.1 REQUEST FOR ADVANCES. During the Facility Period, Borrower may offer accounts receivable to Bank, if there is not an Event of Default. Borrower will deliver an Invoice Transmittal for each accounts receivable it offers. Bank may rely on information on or with the Invoice Transmittal.

      2.2 ACCEPTANCE OF ACCOUNTS RECEIVABLE. Bank is not obligated to finance any accounts receivable. Bank may approve any Account Debtor's credit before financing any receivable. When Bank accepts a receivable, it will pay Borrower
(i) for the receivables accepted by Bank during the Initial Advance Period the Initial Advance Percentage, and (ii) for each subsequent receivable accepted by Bank, the On-going Advance Percentage, times the face amount of the receivable (the "ADVANCE"). Bank may, in its discretion, change the percentage of both the Initial Advance Percentage or the On-going Advance Percentage. When Bank makes an Advance, the receivable becomes a "FINANCED RECEIVABLE." All representations and warranties in SECTION 6 must be true as of the date of the Invoice Transmittal and of the Advance and as of the same date, the Borrower warrants that no Event of Default exists or would occur as a result of the Advance. The aggregate amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount.

3. COLLECTIONS, FINANCE CHARGES, REMITTANCES AND FEES. The Obligations shall be subject to the following fees and Finance Charges. Fees and Finance Charges may, in Bank's discretion, be charged as an Advance, and shall thereafter accrue fees and Finance Charges as described below. Bank may, in its discretion, charge fee and Finance Charges to Borrower's deposit account maintained with Bank.

      3.1 COLLECTIONS. Collections will be credited to the Financed Receivables Balance, but if there is an Event of Default, Bank may apply Collections to the Obligation in any order it chooses. If Bank receives a payment for both Financed Receivable and a non Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is not an Event of Default, the excess will be remitted to the Borrower, subject to SECTION 3.10.


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      3.2 FINANCE CHARGES. In computing Finance Charges on the Obligations, all
Collections received by Bank shall be deemed applied by Bank on account of the Obligations (i) for Collections received by the Bank during the Initial Advance Period, on the same Business Day of the Bank's receipt of such Collections and
(ii) thereafter, THREE (3) Business Days after the Bank's receipt of such Collections. During the Initial Advance Period, Borrower will pay a finance charge (the "FINANCE CHARGE") equal to the Initial Advance Rate times the number of days in the Initial Advance Period times the outstanding average daily Financed Receivable Balance for the Initial Advance Period. Following the Initial Advance Period, Borrower will pay a Finance Charge equal to the On-going Advance Rate times the number of days in the Reconciliation Period times the outstanding average daily Financed Receivable Balance for that Reconciliation Period. After an Event of Default, Obligations accrue interest at five percent (5%) above the On-going Advance Rate effective immediately before the Event of Default.

      3.3 RESERVED.

      3.4 FACILITY FEE. A non-refundable facility fee of $20,000.00 is due July 1, 2003 and shall be fully earned upon Borrower's execution of this Agreement.

      3.5 COLLATERAL HANDLING FEE. On each Reconciliation Day, Borrower will pay to Bank a Collateral Handling Fee, equal to 0.350% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period; provided however, that such Collateral Handling Fee will not apply during the Initial Advance Period so long as all Advances are repaid to Bank by July 7, 2003; and provided further, however, that if all Advances are not repaid to Bank by July 7, 2003, then the Collateral Handling Fee which would have accrued during the Initial Advance Period shall be immediately due and payable. After an Event of Default, the Collateral Handling Fee will increase to ..50% effective immediately before the Event of Default.

      3.6 EARLY TERMINATION FEE. A fully earned, non-refundable early termination fee of $20,000.00 is due upon voluntary or involuntary full payment of the Obligations and termination of this Facility prior to June 27, 2004 unless the Obligations are paid in full from an initial advance from a loan agreement with Silicon Valley Bank.

      3.7 ACCOUNTING. After each Reconciliation Period, Bank will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, the Collateral Handling Fee. If Borrower does not object to the accounting in writing within 30 days it is considered correct. All Finance Charges and other interest and fees calculated on the basis of a 360 day year and actual days elapsed.

      3.8 DEDUCTIONS. Bank may deduct fees, finance charges and other amounts due from any Advances made or Collections received by Bank.

      3.9 GOOD FAITH DEPOSIT. Borrower has paid to Bank a Good Faith Deposit of $5,000.00 to initiate Bank's due diligence review process. Any portion of the deposit not utilized to pay expenses will be applied to the Facility Fee.

      3.10 ACCOUNT COLLECTION SERVICES. Borrower shall establish a lockbox with Bank, pursuant to a blocked account agreement in such form as the Bank may specify. All invoices with respect to all Accounts and all other receivables shall direct that payment thereof to be made to said lockbox account, and any and all proceeds of Accounts and all other receivables which may be received by Borrower shall be deposited by seller into such lockbox account. The sums received in such lockbox account relating to Accounts shall be applied as provided in this Agreement. The sums received in lockbox relating to receivables other than Accounts shall be applied to any outstanding obligations in such order as the Bank shall determine, and any excess will be deposited by Bank in Borrower's operating account at Bank. Borrower agrees that it will not commingle payments and proceeds of Accounts or any other receivables with any of Borrower's other funds or property, but will hold such payments and proceeds separate and apart from such other funds and property and in a express trust for Bank. Nothing in this Section limits the restrictions on transfers of Collateral set forth elsewhere in this agreement

4.    REPAYMENT OF OBLIGATIONS.


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      4.1 REPAYMENT ON MATURITY. Borrower will repay each Advance on the earliest of: (a) payment of the Financed Receivable in respect which the Advance was made, (b) the Financed Receivable becomes an Ineligible Receivable, (c) when any Adjustment is made to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable is not otherwise an Ineligible Receivable, or (d) the last day of the Facility Period (including any early termination). Each payment will also include all accrued Finance Charges on the Advance and all other amounts due hereunder.

      4.2 REPAYMENT ON EVENT OF DEFAULT. When there is an Event of Default, Borrower will, if Bank demands (or, in an Event of Default under SECTION 9(c) or (d), immediately without notice or demand from Bank) repay all of the Advances. The demand may, at Bank's option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, Collateral Handling Fees, attorneys and professional fees, court costs and expenses, and any other Obligations.

5. POWER OF ATTORNEY. Borrower irrevocably appoints Bank and its successors and assigns it attorney-in-fact and authorizes Bank, regardless of whether there has been an Event of Default, to:

            (a) sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables;

            (b) demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank's or Borrower's name, as Bank chooses;

            (c) prepare, file and sign Borrower's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document;

            (d)   notify all Account Debtors to pay Bank directly;

            (e)   receive, open, and dispose of mail addressed to Borrower;

            (f)   endorse Borrower's name on check or other instruments;

            (g) execute on Borrower's behalf any instruments, documents or financing statements to perfect Bank's interests in the Financed Receivables and Collateral; and

            (h)   do all acts and things necessary or expedient;

provided, however, that prior to Bank exercising any rights it has directly against the Account Debtor obligated on any Account, Bank agrees to first use commercially reasonable efforts to make demand on Borrower to repay the Advance relating to such Account. If Borrower does not make "TIMELY PAYMENT" (defined as payment made to Bank by 5:00 pm on the same Business Day when such notice is provided by 12:00 noon Pacific Time or by 12:00 noon the following Business Day if such notice is provided after 12:00 noon Pacific Time), Bank may (at its option) immediately thereafter exercise any rights and remedies granted hereunder or in accordance with law with respect to such Account Debtor obligated on such Account. Notwithstanding the foregoing, after the occurrence of an Event of Default, in addition to any other rights and remedies available to Borrower, Bank may immediately exercise any right or remedy hereunder or in accordance with law with respect to Account Debtors generally or otherwise.

6.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      6.1 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants for each Financed Receivable:

            (a) It is the owner with legal right to sell, transfer and assign it;


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            (b)   The correct amount is on the Invoice Transmittal and is not disputed;

            (c) Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

            (d) It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

            (e) Except as set forth on SCHEDULE 6.1(e), there are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount or as otherwise agreed in advance in writing by Bank;

            (f) It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

            (g) It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

            (h) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and

            (i) No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

      6.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

            (a) Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except as previously disclosed in writing by Borrower to Bank. The execution, delivery and performance of this Agreement has been duly authorized, and does not conflict with Borrower's organizational documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound, except as previously disclosed in writing by Borrower to Bank or as disclosed in Borrower's public filings with the Securities Exchange Commission within the last 12 months.

            (b) Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

            (c) Borrower is not an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.


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            (d)   Borrower has no material debt other than Permitted
                  Indebtedness.

            (e)   There are no liens on the Collateral other than Permitted
                  Liens.

      6.3 AFFIRMATIVE COVENANTS. Borrower will do all of the following:

            (a) Maintain its corporate existence and good standing in its jurisdictions of incorporation and maintain its qualification in each jurisdiction necessary to Borrower's business or operations.

            (b) Give Bank at least 10 days prior written notice of changes to its name, organization, chief executive office or location of records.

            (c) Pay all its taxes including gross payroll, withholding and sales taxes when due and will deliver satisfactory evidence of payment if requested.

            (d) Provide a written report within 10 days, if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

            (e) Give Bank copies of all Forms 10-K, 10-Q and 8-K (or equivalents) within 5 days of filing with the Securities and Exchange Commission, while any Financed Receivable is outstanding.

            (f) Execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to affect the purposes of this Agreement.

            (g) Provide Bank with: (i) a Compliance Certificate on a monthly basis to be received by Bank no later than 30 days following each Reconciliation Date, or on a more frequent or other basis if and as requested by Bank;

            (h) Provide Bank with, as soon as available, but no later than 30 days following each Reconciliation Date: (i) a balance sheet and income statement, prepared by Borrower in accordance with GAAP, consistently applied, covering Borrower's operations during such Reconciliation Period, (ii) an aged listing of accounts receivable and accounts payable and (iii) a current schedule of Borrower's Deferred Revenue;

            (i) Immediately notify, transfer and deliver to Bank all collections Borrower receives for Financed Receivables.

            (j) If at any time any Advance or other amounts remain outstanding, remit all payments for Accounts to the Bank by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Borrower's Account Debtors to make all payments for Borrower's Accounts to a lockbox account established with the Bank ("LOCKBOX") or to wire transfer payments to a cash collateral account that Bank controls. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within 45 days from the date of this Agreement.

            (k) Within one hundred and twenty (120) days after the close of each of Borrower's fiscal years, Borrower shall provide Bank with a copy of the annual audited financial statements of Borrower, including balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal year then ended, prepared and certified by an independent public accountant acceptable to Bank, and such other information (including nonfinancial information) as Bank may reasonably request, in reasonable detail;

            (l) Allow Bank to audit Borrower's Collateral, including but not limited to Borrower's Accounts, at Borrower's expense, no later than 90 days following the execution of this Agreement and annually thereafter. Provided however, if an Event of Default has occurred, Bank may audit


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                  Borrower's Collateral, including but not limited to Borrower's
                  Accounts at Bank's sole discretion and without notification and authorization from Borrower.

            (m) Prior to the close of the Initial Advance Period, Borrower will maintain its primary operating deposit accounts with Bank.

      6.4 NEGATIVE COVENANTS. Borrower will not do any of the following without Bank's prior written consent:

            (a) Assign, transfer, sell or grant, or permit any lien or security interest in the Collateral, other than Permitted Liens; provided, however, that if there are no Obligations then outstanding by the Borrower to the Bank, the Bank's consent to any such transfer shall be deemed given by the Bank if the Bank has not objected to such transfer with three (3) Business Days after Bank's receipt of written notice from Borrower describing such proposed transfer in reasonable detail and requesting Bank's consent thereto.

            (b) Transfer any of the proceeds or any Advance to any Subsidiary which is not a Borrower hereunder.

            (c) Convey, sell, lease, transfer or otherwise dispose of the Collateral.

            (d) Create, incur, assume, or be liable for any indebtedness except Permitted Indebtedness.

            (e) Become an "INVESTMENT COMPANY" or a company controlled by an "INVESTMENT COMPANY," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, or permit any of its subsidiaries to do so.

7. ADJUSTMENTS. If any Account Debtor asserts a discount, allowance, return, offset, defense, warranty claim, or the like (an "ADJUSTMENT") or if Borrower breaches any of the representations, warranties or covenants set forth in
SECTION 6, Borrower will promptly advise Bank. Borrower will resell any rejected, returned, or recovered personal property for Bank, at Borrower's expense, and pay proceeds to Bank. While Borrower has returned goods that are Borrower property, Borrower will segregate and mark them "property of Silicon Valley Bank." Bank owns the Financed Receivables and until receipt of payment, has the right to take possession of any rejected, returned, or recovered personal property.

8. SECURITY INTEREST. Borrower grants to Bank a continuing security interest in all presently and later acquired Collateral to secure all Obligations and the performance of each of Borrower's duties hereunder. Any security interest will be a first priority security interest in the Collateral.

9. EVENTS OF DEFAULT. Any one or more of the following is an Event of Default.

            (a)   Borrower fails to pay any amount owed to Bank when due;

            (b) Breach by Borrower of any other covenant, agreement, warranty, or representation contained in this Agreement and, if such breach is capable of being cured, failure by Borrower to cure such breach within 15 days of Borrower's first notice thereof (whether from Bank or any other source);

            (c) Default by the Borrower under any other Loan Document, subject to any applicable cure periods contained therein;

            (d) Borrower files or has filed against it any Insolvency Proceedings or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

            (e)   Borrower becomes insolvent;

            (f) Any involuntary lien, garnishment, attachment attaches to the Financed Receivables or any Collateral, other than Permitted Liens;

            (g) Default by Borrower under any document, instrument or agreement which could result in liability to Borrower, whether direct or indirect, primary or secondary, fixed or contingent, exceeding $300,000.00 for any such default or exceeding $600,000.00 for all such defaults together, or such other amount subject to Bank approval and according to Bank's sole discretion;

            (h) An event of default occurs under any Guaranty of the Obligations or any material provision of any Guaranty is not valid or enforceable or a Guaranty is repudiated or terminated;

            (i) A material default or Event of Default occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement with Bank;

            (j)   Failure to establish a Lockbox according to SECTION 6.3(j);

            (k) Failure to subordinate or convert the debt related to the Ten TV Holding Corp. promissory note within ninety (90) days of the Effective Date of this Agreement;

            (l) An event of default occurs under the Ten TV Holdings Corp. promissory note;

            (m) Any creditor that has signed a subordination agreement with Bank breaches any terms of the subordination agreement; or

            (i) A material impairment in the perfection or priority of the Bank's security interest in the Collateral; (ii) a material adverse change in the business, operations, or conditions (financial or otherwise) of the Borrower occurs; or (iii) a material impairment of the prospect of repayment of any portion of the Advances occurs.

10.   REMEDIES.

      10.1 REMEDIES UPON DEFAULT. When an Event of Default occurs, (1) Bank may stop financing receivables or extending credit to Borrower; (2) at Bank's option and on demand, all or a portion of the Obligations or, for to an Event of Default described in SECTION 9(b) or (c), automatically and without demand, are due and payable in full; (3) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower; and (4) Bank may exercise all rights and remedies under this Agreement and the law, including those of a secured party under the Code, power of attorney rights in SECTION 5 for the Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Financed Receivables and Collateral in any commercial manner. Borrower agrees that any notice of sale required to be given to Borrower is deemed given if at least five days before the sale may be held.

      10.2 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

      10.3 DEFAULT RATE. If any amount is not paid when due, the amount bears interest at the On-going Advance Rate plus five percent until the earlier of (a) payment in good funds or (b) entry of a final judgment when the principal amount of any money judgment will accrue interest at the highest rate allowed by law.

11. FEES, COSTS AND EXPENSES. The Borrower will pay on demand all fees, costs and expenses (including attorneys' and professionals fees with costs and expenses) that Bank incurs from: (a) preparing, negotiating, administering, and enforcing this Agreement or related agreement, including any amendments, waivers or consents, (b) any litigation or dispute relating to the Financed Receivables, the Collateral, this Agreement or any other agreement, (c) enforcing any rights against Borrower or any guarantor, or any Account Debtor, (d) protecting or enforcing its interest in the Financed Receivables or other Collateral, (e) collecting the Financed Receivables and the Obligations, and (f) any bankruptcy case or insolvency proceeding involving Borrower, any Financed Receivable, the Collateral, any Account Debtor, or any Guarantor.

12. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. California law governs this Agreement. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

13. NOTICES. Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, by certified mail postage prepaid return receipt requested, or by FAX to the addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.

14.   GENERAL PROVISIONS.

      14.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank may, without the consent of or notice to Borrower, sell, transfer, or grant participation in any part of Bank's obligations, rights or benefits under this Agreement.

      14.2 INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) losses or expenses incurred, or paid by Bank from or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

      14.3 TIME OF ESSENCE. Time is of the essence for performance of all obligations in this Agreement.

      14.4 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

      14.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing. This Agreement is the entire agreement about this subject matter and supersedes prior negotiations or agreements.

      14.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and when executed and delivered are one Agreement.

      14.7 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in force while any Financed Receivable amount remains outstanding. Borrower's indemnification obligations survive until all statutes of limitations for actions that may be brought against Bank have run.

      14.8 CONFIDENTIALITY. Bank will use the same degree of care handling Borrower's confidential information that it uses for its own confidential information, but may disclose information: (i) to its subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Agreement, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with an examination or audit and (v) as it considers appropriate exercising the remedies under this Agreement. Confidential information does not include information that is either: (a) in the public domain or in Bank's possession when disclosed, or becomes part of the public domain after disclosure to Bank; or (b) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

      14.9 OTHER AGREEMENTS. This Agreement may not adversely affect Bank's rights under any other document or agreement. If there is a conflict between this Agreement and any agreement between Borrower and Bank, Bank may determine in its sole discretion which provision applies. Borrower acknowledges that any security agreements, liens and/or security interests securing payment of Borrower's Obligations also secure Borrower's Obligations under this Agreement and are not adversely affected by this Agreement. Additionally, (a) any Collateral under other agreements or documents between Borrower and Bank secures Borrower's Obligations under this Agreement and (b) a default by Borrower under this Agreement is a default under agreements between Borrower and Bank.

      IN WITNESS WHEREOF, Borrower and Bank have executed this Accounts Receivable Financing Agreement as of the date first above written.

BORROWER:

LOUDEYE CORP, a
Delaware corporation

By: /s/ Jerold J. Goade, Jr.
    ____________________________________
Name: Jerold J. Goade, Jr.
      __________________________________
Title: Vice President and Chief Financial
       __________________________________
       Officer
       __________________________________


VIDIPAX, INC., a New
York corporation

By: /s/ Jerold J. Goade, Jr.
    ____________________________________
Name: Jerold J. Goade, Jr.
      __________________________________
Title: Vice President and Chief Financial
       __________________________________
       Officer
       __________________________________


BANK: SILICON VALLEY BANK

By: /s/ Ryan Dammeyer
    ____________________________________
Title: Vice President
       _________________________________


Effective Date: June 27, 2003
                ________________________

                                    EXHIBIT A

      The Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

      All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing;

      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                                   (GRAPHIC)

                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION



                             COMPLIANCE CERTIFICATE

I, as authorized officer of Loudeye Corp., a Delaware corporation and ("BORROWER") certify under the Accounts Receivable Financing Agreement (the "AGREEMENT") between Borrower and Silicon Valley Bank ("BANK") as follows.

BORROWER REPRESENTS AND WARRANTS FOR EACH FINANCED RECEIVABLE:

      (a)   It is the owner with legal right to sell, transfer and assign it;

      (b) The correct amount is on the Invoice Transmittal and is not disputed;

      (c) Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

      (d) It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

      (e) There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount except as permitted in the Agreement;

      (f) It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

      (g) It has not filed or had filed against it proceedings and does not anticipate any filing; and

      (h) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

      No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

      ADDITIONALLY, BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

      (a) Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except as otherwise provided in the Agreement. The execution, delivery and performance of this Agreement has been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound, except as otherwise provided in the Agreement.

      (b) Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

      (c) Borrower is not an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

      (d) All representations and warranties in the Agreement are true and correct in all material respects on this date.

Sincerely,

__________________________________________
SIGNATURE

__________________________________________
TITLE

__________________________________________
DATE

                                    (GRAPHIC)
                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION



                             COMPLIANCE CERTIFICATE

I, as authorized officer of Vidipax, Inc., a New York corporation ("BORROWER") certify under the Accounts Receivable Financing Agreement (the "AGREEMENT") between Borrower and Silicon Valley Bank ("BANK") as follows.

BORROWER REPRESENTS AND WARRANTS FOR EACH FINANCED RECEIVABLE:

      (a)   It is the owner with legal right to sell, transfer and assign it;

      (b) The correct amount is on the Invoice Transmittal and is not disputed;

      (c) Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

      (d) It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

      (e) There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount except as permitted in the Agreement;

      (f) It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

      (g) It has not filed or had filed against it proceedings and does not anticipate any filing; and

      (h) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

      No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

      ADDITIONALLY, BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

      (a) Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except as otherwise provided in the Agreement. The execution, delivery and performance of this Agreement has been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound, except as otherwise provided in the Agreement.

      (b) Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

      (c) Borrower is not an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

      (d) All representations and warranties in the Agreement are true and correct in all material respects on this date.

Sincerely,


__________________________________________
SIGNATURE

__________________________________________
TITLE

__________________________________________
DATE

                                 SCHEDULE 6.1(E)
                                     OFFSETS






                                 SCHEDULE 6.2(e)
                             PERMITTED INDEBTEDNESS